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                        SCHEDULE 14A
                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant  x
                       -----
Filed by a Party other than the Registrant
                                           -----
Check the appropriate box:

        Preliminary Proxy Statement
   ----
        Definitive Proxy Statement
   ----
     x  Definitive Additional Materials
   ----
        Soliciting Material Pursuant to Rule-14a 11(c) or
   ----   Rule 14a-12

                The St. Paul Companies, Inc.
       -----------------------------------------------
       (Name of Registrant as Specified in Its Charter)
       -----------------------------------------------
  (Names of Person(s) Filing Proxy Statement, if other than
                       the Registrant)
   --------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

     x      No fee required.
  -------
            Fee computed on table below per Exchange Act Rules
  -------     14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth
     the amount on which the filing fee is calculated and
     state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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     Fee paid previously with preliminary materials:
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     Check box if any part of the fee is offset as provided
     by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:
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(4)  Date Filed:
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Attached is a message with respect to the special shareholders'
meeting to be held on April 7, 1998 which will be placed on The St. Companies, Inc. intracompany "web page" beginning on March 12, 1998:


Receive two proxy cards?
------------------------

Some employee shareholders recently received two proxy statements and proxy cards for the April 7 special shareholders meeting. One of the proxy cards (the "Primary Card") listed a majority of the employee's St. Paul Common Stock and Preferred Stock (PSOP) holdings.
The other card referenced only the "Savings 1" holdings. Those "Savings 1" holdings represent the shares purchased in the Savings Plus Common Stock Fund since Jan. 1, 1998 and were intended to be consolidated on the Primary Card. Because of an unforeseen limitation in the company's stock transfer agent's computer program, a separate card was inadvertently prepared and sent to some employee shareholders. Employees are asked to vote and return both cards.

Also, employees should note that balances listed on their proxy cards for the PSOP are for the convertible preferred shares held in their account. Each preferred share is entitled to four votes at the special shareholders meeting. Fidelity, the plan trustee, will vote the shares in the full amount as directed by the employee shareholder.